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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                      December 14, 1998 (December 10, 1998)

                             LOGAN'S ROADHOUSE, INC.
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             (Exact name of registrant as specified in its charter)

     Tennessee                 0-26400                        62-1602074
 ---------------        ------------------------         ---------------------
 (State or Other        (Commission File Number)           (I.R.S. Employer
 Jurisdiction of                                         Identification Number)
  Incorporation)
                          565 Marriott Drive, Suite 490
                           Nashville, Tennessee 37214
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               (Address of principal executive offices) (zip code)

                                 (615) 885-9056
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              (Registrant's telephone number, including area code)

                                 Not applicable
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          (former name or former address, if changed since last report)


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                         Exhibit Index located on Page 4


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ITEM 5. OTHER EVENTS.

         On December 10, 1998, Logan's Roadhouse, Inc., a Tennessee corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Plan") with CBRL Group, Inc., a Tennessee corporation ("CBRL"), pursuant to which the Company will become a wholly-owned subsidiary of CBRL. The Plan provides that the holders of the Company's Common Stock will be entitled to receive $24.00 for each share of the Company's Common Stock held. The transaction is expected to be completed in late February or early March 1999 and is subject to customary conditions, including the expiration of the waiting period under the Hart-Scott-Rodino Act and approval of the shareholders of the Company.

         The press release describing the transaction is attached hereto as
Exhibit 99.1 and the Plan is attached hereto as Exhibit 99.2, each of which is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Business Acquired.

                  None Required.

         (b)      Pro Forma Financial Information.

                  None Required.

         (c)      Exhibits.

                  99.1 Form of joint press release issued by CBRL Group, Inc. and Logan's Roadhouse, Inc. in connection with the above-referenced transaction.

                  99.2 Agreement and Plan of Merger, dated December 10, 1998, among Logan's Roadhouse, Inc., CBRL Group, Inc., Cracker Barrel Old Country Store, Inc. and LRI Merger Corporation.




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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            LOGAN'S ROADHOUSE, INC.


                                            By: /s/ EDWIN W. MOATS, JR.
                                                --------------------------------
                                                Edwin W. Moats, Jr.
                                                     Chairman, President and
                                                     Chief Executive Officer

Date: December 14, 1998





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                                  EXHIBIT INDEX


EXHIBIT
NUMBER                     DESCRIPTION OF EXHIBITS
------                     -----------------------

99.1 Form of joint press release issued by CBRL Group, Inc. and Logan's Roadhouse, Inc. in connection with the above-referenced transaction.

99.2 Agreement and Plan of Merger, dated December 10, 1998, among Logan's Roadhouse, Inc., CBRL Group, Inc., Cracker Barrel Old Country Store, Inc. and LRI Merger Corporation.




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